UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Sections 13 and 15(d) of
the Securities Exchange Act of 1934

May 9, 2003
Date of Report (Date of earliest event reported)

FOSTER WHEELER LTD.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31305	22-3802649
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park
Clinton, New Jersey 08809-4000
(Address of Principal Executive Office)

(908) 730-4000
(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)
(Former Name or Former Address,
If Changed Since Last Report)

Item 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements:

None.

(b)	Pro Forma Financial Information:

None.

(c)	Exhibits:

The following exhibit is furnished as part of this Report to the extent described in Item 9.

Exhibit 99.1 Press Release dated May 9, 2003.

Item 9.	REGULATION FD DISCLOSURE

On May 9, 2003, Foster Wheeler Ltd. issued a press release announcing its financial results for the Company’s first quarter 2003, which is attached as Exhibit 99.1 hereto. This Exhibit 99.1 is not filed but is furnished pursuant to Regulation FD.

Item 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 9, 2003, Foster Wheeler Ltd. issued a press release announcing its financial results for the Company’s first quarter 2003, which is attached as Exhibit 99.1 hereto. This Exhibit 99.1 is not filed but is furnished pursuant to the requirements of Item 12.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

DATE: May 9, 2003	By:	/s/ Thomas R. O’Brien
Thomas R. O’Brien
General Counsel and Senior Vice President